                                                                   EXHIBIT 10(b)

                       SIXTH AMENDMENT TO CREDIT AGREEMENT
                           Dated as of August 10, 1993


     This SIXTH AMENDMENT TO CREDIT AGREEMENT, is dated as of August 10, 1993 (this "Amendment"), among SCIENCE APPLICATIONS INTERNATIONAL CORPORATION, a Delaware corporation (the "Borrower"), CITIBANK, N.A. ("Citibank") and CITICORP USA, INC. ("CUSA").

     PRELIMINARY STATEMENTS. The Borrower and Citibank have entered into a Credit Agreement dated as of October 31, 1988 (as amended by First Amendment dated as of July 28, 1989, Second Amendment dated as of August 31, 1990, Third Amendment dated as of July 1, 1991, Fourth Amendment dated as of June 30, 1992 and Fifth Amendment dated as of August 4, 1992, the "Credit Agreement"). Citibank wishes to assign its rights and obligations under the Credit Agreement to CUSA, a wholly-owned subsidiary of Citibank, pursuant to Section 15.7 of the Credit Agreement, and the parties hereto wish to amend the Credit Agreement in certain respects as hereinafter set forth. Terms defined in the Credit Agreement are used in this Amendment as defined in the Credit Agreement and, unless the context otherwise requires, all references to Sections and Exhibits shall be deemed to refer to the corresponding Sections of and Exhibits to the Credit Agreement.

     The parties hereto therefore agree as follows:

     SECTION 1. ASSIGNMENT. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, Citibank shall sell and assign to CUSA and CUSA shall purchase and assume from Citibank all of Citibank's rights and obligations under the Credit Agreement. CUSA and Citibank shall make arrangements among themselves with respect to the terms of such assignment and assumption. After giving effect to such assignment and assumption, CUSA shall be a party to the Credit Agreement and shall have the rights and obligations of Citibank thereunder and Citibank shall relinquish its rights and be released from its obligations under the Credit Agreement and shall cease to be a party thereto.

     SECTION 2. AMENDMENTS. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is amended as follows:

     a. Section 2.3 shall be amended (i) by inserting the words "to cause Citibank" after "the Bank" in the fourth line, (ii) by adding "and Citibank" after "Borrower" in the final sentence, and (iii) by adding the following sentence after the final sentence:

     "In the event that Citibank notifies the Bank that you have failed to pay any obligations under any Acceptance Agreement when due, you shall be deemed to have requested a Prime Rate Loan hereunder in the amount of such unpaid obligations and the Bank is hereby irrevocably authorized to make such a Prime

     Rate Loan and to deliver the proceeds thereof to Citibank for application to such obligations."

     b. Section 2.4 shall be amended by adding "shall be in substantially the form of Exhibit I hereto," after the parenthetical in the second sentence.

      c.  Section 8.5 shall be deleted and restated in its entirety as follows:

          8.5 PAYMENTS OF CERTIFIED AMOUNTS; OCCURRENCE OF SPECIFIED CONDITIONS. Determination of amounts payable under Sections 4.5, 4.7, 5.5, 5.7, 6.5, and 8.4 and Section 2 of Exhibit A in connection with a Fixed CD Rate Loan, a Eurodollar Loan or a Money Market Rate Loan, as the case may be, shall be calculated, and the existence of circumstances described in
     Section 8.6 shall be determined, as though the Bank funded such Loan by a borrowing from Citibank and that Citibank funded such borrowing through the purchase of an instrument of the type, maturity and amount corresponding to the instrument or index used as a reference in determining the rate of interest applicable to such Loan.

     d. The definition of "Termination Date" in Section 15.1 is deleted and restated in its entirety as follows:

          "TERMINATION DATE" shall mean July 1, 1996, or such anniversary of the date of this Agreement to which the Termination Date shall be extended pursuant to Section 15.14.

     e. Section 15.14 shall be amended by deleting all references to "June 30" and substituting therefor "July 31."

     f. Section 1 of Exhibit A shall be amended by deleting the definition of "Bank" and restating such definition in its entirety as follows:

          "BANK" shall mean Citicorp USA, Inc., a Delaware corporation.

     g. Exhibit A shall be amended by inserting the following definition in the appropriate alphabetical order in Section 1 thereof:

          "CITIBANK" shall mean Citibank, N.A., a national banking association.

     h. The definitions of "Assessment Rate," "Eurodollar Rate," "Fixed CD Rate," "Prime Rate" and "Reserve Percentage" in Section 1 of Exhibit A shall be amended by deleting each reference to "the Bank" contained therein and substituting "Citibank".

     i. Section 5 of Exhibit A shall be deleted and restated in its entirety as follows:

          5. ADDRESS FOR NOTICES. All notices sent or delivered to the Bank shall be addressed to the Bank at: Citicorp USA, Inc., c/o Citicorp North America, Inc., 725 South Figueroa Street, Los Angeles, CA 90017, Attn:
     Michael Watchorn.

     j. Exhibits C-1, C-2, D-1 and D-2 shall be deleted and replaced with Exhibits C-1, C-2, D-1 and D-2 to this Amendment, respectively.

     k.   A new Exhibit I shall be added in the form of Exhibit I hereto.

     SECTION 3. CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective as of the date hereof, provided that (a) the representations and warranties contained in Section 4 hereof are correct on and as of such date; (b) no event has occurred and is continuing on such date which constitutes an Event of Default or which would constitute an Event of Default but for the requirement that notice be given or time elapse or both; and (c) CUSA shall have received
(i) counterparts of this Amendment executed by the Borrower and Citibank, (ii) promissory notes of Borrower in the form attached as Exhibits C-1 and C-2 hereto, appropriately completed (the "Replacement Notes"), and (iii) a certificate of the Secretary or an Assistant Secretary of the Borrower attaching a copy of the resolutions of the Board of Directors of the Borrower authorizing the execution and delivery of this Amendment and the Replacement Notes and certifying the name and true signature of each officer of the Borrower executing this Amendment or the Replacement Notes on its behalf.

     SECTION 4. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants as follows: (a) the Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction indicated at the beginning of this Amendment; (b) the execution, delivery and performance by the Borrower of this Amendment and the Replacement Notes are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene the Borrower's charter or by-laws, or any law or any contractual restriction binding on or affecting the Borrower; (c) no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Amendment and the Replacement Notes; (d) this Amendment constitutes, and the Replacement Notes when executed and delivered will constitute, the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms; and (e) all representations and warranties of the Borrower set forth in
Section 13.1 of the Credit Agreement are true and correct as of the date first stated above, as if repeated and restated in full herein.

     SECTION 5. RETURN OF REVOLVING NOTES. Promptly following the effectiveness of Sections 1 and 2 hereof, Citibank shall return the original Revolving Notes to the Borrower, marked "cancelled and replaced".

     SECTION 6. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT. Upon the effectiveness of Sections 1 and 2 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended by this Amendment, and each reference to "the Revolving Notes" in the Credit Agreement shall mean and be a reference to the Replacement
Notes.   Except as specifically amended above, the Credit Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

     SECTION 7. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same Amendment.

     SECTION 8. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                   SCIENCE APPLICATIONS INTERNATIONAL
                                        CORPORATION

                                   By    S/W. A. Roper
                                      -----------------------------
                                   Name  William A. Roper, Jr.
                                        ---------------------------
                                   Title  Sr. V.P./CFO
                                         --------------------------


                                   By   S/Ward Reed
                                      -----------------------------
                                   Name    Ward Reed
                                        ---------------------------
                                   Title   Corp. V.P. & Treasurer
                                         --------------------------


                                   CITIBANK, N.A.

                                   By:  S/Edward Lettieri
                                      ---------------------------------
                                        Vice President


                                   CITICORP USA, INC.

                                   By:  S/Carolyn R. Bodmer
                                      ---------------------------------
                                        Vice President

                                   EXHIBIT C-1

                             REVOLVING DOMESTIC NOTE


U.S. $
      ---------------------                   ----------------------------------
                                                                   , 19
                                              ---------------------    ---------


          [NAME OF BORROWER], a [jurisdiction of incorporation] corporation (the "Borrower"), FOR VALUE RECEIVED, hereby promises to pay to the order of CITICORP USA, INC. (the "Bank") at the office of Citibank, N.A. located at 399 Park Avenue, New York, New York, (i) the principal amount of each Revolving Loan made by the Bank to the Borrower as a Domestic Loan pursuant to the Agreement referred to below on the last day of the Interest Period (as defined in the Agreement) applicable thereto and (ii) on the Termination Date (as defined in the Agreement) the principal sum of __________________________ Dollars, or if less, the aggregate unpaid principal amount of the Revolving Loans made by the Bank to the Borrower as Domestic Loans pursuant to the Agreement, in each case in lawful money of the United States of America (in freely transferable U.S. dollars and in immediately available funds).

          The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates per annum which shall be determined in accordance with the provisions of the Credit Agreement dated as of October 31, 1988, between Science Applications International Corporation and the Bank (as amended by First Amendment dated as of July 28, 1989, Second Amendment dated as of August 31, 1990, Third Amendment dated as of July 1, 1991, Fourth Amendment dated as of June 30, 1992, Fifth Amendment dated as of August 4, 1992, and Sixth Amendment dated as of July 30, 1993, and as it may be further amended from time to time, the "Agreement"), said interest to be payable at the times provided for in the Agreement.

          This Note is one of the Revolving Domestic Notes referred to in the Agreement and is entitled to the benefits thereof. As provided in the Agreement, this Note is subject to prepayment, in whole or in part, as specified in the Agreement. In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

          The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

          [This Note is issued in replacement for the Revolving Domestic Note of the Borrower dated October 31, 1988.]1

          [Science Applications International Corporation has, pursuant to the provisions of the Agreement, guaranteed the payment in full of the principal of and interest on this Note.]2


                                   [NAME OF BORROWER]


                                   By
                                      -----------------------------


    1 To be deleted in the case of a Note issued by a Borrowing  Subsidiary.

    2 To be deleted in the case of a Note issued by the Company.

                                   EXHIBIT C-2

                            REVOLVING EURODOLLAR NOTE


U.S. $
      ---------------------                   ----------------------------------
                                                                   , 19
                                              ---------------------    ---------


          [NAME OF BORROWER], a [jurisdiction of incorporation] corporation (the "Borrower"), FOR VALUE RECEIVED, hereby promises to pay to the order of CITICORP USA, INC. (the "Bank") at the office of Citibank, N.A. located at 399 Park Avenue, New York, New York, (i) the principal amount of each Revolving Loan made by the Bank to the Borrower as a Eurodollar Loan pursuant to the Agreement referred to below on the last day of the Interest Period (as defined in the Agreement) applicable thereto and (ii) on the Termination Date (as defined in the Agreement) the principal sum of __________________________ Dollars, or if less, the aggregate unpaid principal amount of the Revolving Loans made by the Bank to the Borrower as Eurodollar Loans pursuant to the Agreement, in each case in lawful money of the United States of America (in freely transferable U.S. dollars and in immediately available funds).

          The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates per annum which shall be determined in accordance with the provisions of the Credit Agreement dated as of October 31, 1988, between Science Applications International Corporation and the Bank (as amended by First Amendment dated as of July 28, 1989, Second Amendment dated as of August 31, 1990, Third Amendment dated as of July 1, 1991, Fourth Amendment dated as of June 30, 1992, Fifth Amendment dated as of August 4, 1992, and Sixth Amendment dated as of July 30, 1993, and as it may be further amended from time to time, the "Agreement"), said interest to be payable at the times provided for in the Agreement.

          This Note is one of the Revolving Eurodollar Notes referred to in the Agreement and is entitled to the benefits thereof. As provided in the Agreement, this Note is subject to prepayment, in whole or in part, as specified in the Agreement. In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

          The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

          [This Note is issued in replacement for the Revolving Eurodollar Note of the Borrower dated October 31, 1988.]1

          [Science Applications International Corporation has, pursuant to the provisions of the Agreement, guaranteed the payment in full of the principal of and interest on this Note.]2


                                   [NAME OF BORROWER]


                                   By
                                      -----------------------------------------
                                   Title
                                         -------------------------


    1 To be deleted in the case of a Note by a Borrowing Subsidiary.

    2 To be deleted in the case of a Note issued by the Company.

                                   EXHIBIT D-1

                               TERM DOMESTIC NOTE

U.S. $
       --------------------                            -------------------------
                                                                            , 19
                                                       ---------------------


          [NAME OF BORROWER], a [jurisdiction of incorporation] corporation (the "Borrower"), FOR VALUE RECEIVED, hereby promises to pay to the order of CITICORP USA, INC. (the "Bank") at the office of Citibank, N.A. located at 399 Park Avenue, New York, New York, (i) the principal amount of each Term Loan made by the Bank to the Borrower as a Domestic Loan pursuant to the Agreement referred to below on the last day of the Interest Period (as defined in the Agreement) applicable thereto, PROVIDED that the Borrower shall reduce the aggregate principal amount of all Term Loans outstanding hereunder by making twelve substantially equal quarter-annual payments of principal (from sources other than proceeds of Term Loans) on the last Business Day (as defined in the Agreement) of each January, April, July and October of each year, commencing with the first such date to occur after the Termination Date (as defined in the Agreement), and with a final payment of all unpaid principal on the third anniversary of the Termination Date.

          The Borrower promises also to pay interest on the unpaid principal amount thereof in like money at said office from the date hereof until paid at the rates per annum which shall be determined in accordance with the provisions of the Credit Agreement dated as of October 31, 1988, between Science Applications International Corporation and the Bank (as amended by First Amendment dated as of July 28, 1989, Second Amendment dated as of August 31, 1990, Third Amendment dated as of July 1, 1991, Fourth Amendment dated as of June 30, 1992, Fifth Amendment dated as of August 4, 1992, and Sixth Amendment dated as of July 30, 1993, and as it may be further amended from time to time, the "Agreement"), said interest to be payable at the times provided for the Agreement.

          This Note is one of the Term Domestic Notes referred to in the Agreement and is entitled to the benefits thereof. As provided in the Agreement, this Note is subject to prepayment, in whole or in part, as specified in the Agreement. In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

          The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

          [Science Applications International Corporation has, pursuant to the provisions of the Agreement, guaranteed the payment in full of the principal of and interest on this Note.]1


                              [NAME OF BORROWER]


                              By
                                 --------------------------------
                                   Title:

- ------------------------
    1 To be deleted in the case of a Note issued by the Company.

                                   EXHIBIT D-2

                              TERM EURODOLLAR NOTE

U.S. $
       --------------------                            -------------------------
                                                                            , 19
                                                       ---------------------


          [NAME OF BORROWER], a [jurisdiction of incorporation] corporation
(the "Borrower"), FOR VALUE RECEIVED, hereby promises to pay to the order of CITICORP USA, INC. (the "Bank") at the office of Citibank, N.A. located at 399 Park Avenue, New York, New York, (i) the principal amount of each Term Loan made by the Bank to the Borrower as a Eurodollar Loan pursuant to the Agreement referred to below on the last day of the Interest Period (as defined in the Agreement) applicable thereto, PROVIDED that the Borrower shall reduce the aggregate principal amount of all Term Loans outstanding hereunder by making twelve substantially equal quarter-annual payments of principal (from sources other than proceeds of Term Loans) on the last Business Day (as defined in the Agreement) of each January, April, July and October of each year, commencing with the first such date to occur after the Termination Date (as defined in the Agreement), and with a final payment of all unpaid principal on the third anniversary of the Termination Date.

          The Borrower promises also to pay interest on the unpaid principal amount thereof in like money at said office from the date hereof until paid at the rates per annum which shall be determined in accordance with the provisions of the Credit Agreement dated as of October 31, 1988, between Science Applications International Corporation and the Bank (as amended by First Amendment dated as of July 28, 1989, Second Amendment dated as of August 31, 1990, Third Amendment dated as of July 1, 1991, Fourth Amendment dated as of June 30, 1992, Fifth Amendment dated as of August 4, 1992, and Sixth Amendment dated as of July 30, 1993, and as it may be further amended from time to time, the "Agreement"), said interest to be payable at the times provided for the Agreement.

          This Note is one of the Term Eurodollar Notes referred to in the Agreement and is entitled to the benefits thereof. As provided in the Agreement, this Note is subject to prepayment, in whole or in part, as specified in the Agreement. In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

          The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

          [Science Applications International Corporation has, pursuant to the provisions of the Agreement, guaranteed the payment in full of the principal of and interest on this Note.]1


                              [NAME OF BORROWER]


                              By
                                 --------------------------------
                                   Title:


    1 To be deleted in the case of a Note issued by the Company.

                                    EXHIBIT I

                               NOTICE OF BORROWING


[Date]

CITICORP USA, INC.
c/o Citicorp North America, Inc.
725 South Figueroa Street, Fifth Floor
Los Angeles, CA  90017
Attention: Michael Watchorn

Ladies and Gentlemen:

     Pursuant to the Credit Agreement between you and Science Applications International Corporation dated as of October 31, 1988 (as amended through the date hereof, the "Credit Agreement;" all terms defined therein being used with the same meanings), the undersigned, _________________________________ (the
"Borrower"), hereby notifies you of the Borrower's request for a Loan under the Credit Agreement as follows:

     1.   The amount of such Loan shall be $                    .
                                            --------------------

     2.   The date of borrowing of such Loan shall be                  , 19    .
                                                      -----------------    ----

     3.   Such Loan shall be a:

               Prime Rate Loan with an Interest Period of      days.
     -------                                              ----


               Eurodollar Rate Loan with an Interest Period of
     ----------                                                -----------
               months.

               Fixed CD Rate Loan with an Interest Period of       days.
     -------                                                 ------

               Money Market Rate Loan with an interest rate of
     -------
                             % per annum and a maturity date of
               --------------
                                     , 19   .
               ------------------ ---    ---

     4.   $             of the proceeds of such Loan will be used by the
           ------------
Borrower to purchase or carry Margin Stock [if none insert "NONE"].

     Pursuant to Section 9 of the Credit Agreement, the undersigned hereby certifies that:

     (a) there exists no Event of Default and all representations and warranties contained in the Credit Agreement (excluding those contained in subsections (c) and (e) of Section 13.1 thereof) are true and correct as of the date hereof, both before and after giving effect to such Loan; and

     (b) if such Loan increases the outstanding principal amount of Revolving Loans to the Borrower or if this Notice is given in connection with the making of the initial Term Loans to the Borrower, there exists no Default or Event of Default and all representations and warranties contained in the Credit Agreement are true and correct as of the date hereof, both before and after giving effect to such Loan.


                                        Very truly yours,


                                        [NAME OF BORROWER]

                                        By
                                            -----------------------------
                                        Title
                                               --------------------------